Exhibit 99.3

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING BALANCE SHEETS

SEPTEMBER 30, 2017

	Siebert Financial	Target	Pro-Forma	Pro-Forma
	Corp.	Business	Adjustments	Balance
Cash and cash equivalents	$3,215,000			3,215,000
Receivable from brokers	1,100,000			1,100,000
Furniture, equipment & leasehold Improvements, net	306,000			306,000
Prepaid Expenses & Other Assets	354,000	157,000		511,000

	$4,975,000	157,000		5,132,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:

Accounts payable and accrued liabilities	$494,000	874,000		1,368,000

	494,000	874,000		1,368,000

Commitments and contingent liabilities
Stockholders’ equity
Common stock $.01 par value; 49,000,000 shares authorized and 22,085,126 issued and 22,085,126 shares outstanding at September 30, 2017

	221,000		51,000	272,000
Additional paid-in capital	7,692,000		19,933,000	27,625,000
Distribution			(20,701,000)	(20,701,000)
Deficit	(3,432,000)	(717,000)	717,000	(3,432,000)
	4,481,000	(717,000)		3,764,000
	$4,975,000	$157,000		5,132,000
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SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING BALANCE SHEETS

DECEMBER 31, 2016

	Siebert Financial	Target	Pro-Forma	Pro-Forma
	Corp.	Business	Adjustments	Balance
Cash and cash equivalents	$2,730,000			2,730,000
Receivable from brokers	606,000			606,000
Securities owned, at fair value	92,000			92,000
Furniture, equipment & leasehold Improvements, net	46,000			46,000
Prepaid Expenses & Other Assets	342,000	130,000		472,000

	$3,816,000	130,000		$3,946,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$738,000	810,000		1,548,000
Accrued settlement liabilities	825,000	0		825,000

	1,563,000	810,000		2,373,000

Commitments and contingent liabilities
Stockholders’ equity
Common stock $.01 par value; 49,000,000 shares authorized and 22,085,126 issued and 22,085,126 shares outstanding at September 30, 2017

	221,000		51,000	272,000
Additional paid-in capital	6,889,000		19,933,000	26,822,000
Distribution			(20,664,000)	(20,664,000)
Deficit	(4,857,000)	(680,000)	680,000	(4,857,000)
	2,253,000	(680,000)		1,573,000
	$3,816,000	$130,000		3,496,000
D-2

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING STATEMENT OF OPERATIONS

NINE MONTHS ENDING SEPTEMBER 30, 2017

	Siebert Financial	Target	Pro-Forma	Pro-Forma
	Corp.	Business	Adjustments	Balance
Revenues:
Commissions and fees	$7,772,000	2,814,000		10,586,000
Investment banking	16,000	0		16,000
Trading profits	360,000	7,441,000		7,801,000
Interest and dividends	9,000	1,302,000		1,311,000
Other income	0	456,000		456,000
	8,157,000	12,013,000		20,170,000

Expenses:
Employee compensation and benefits	3,069,000	6,317,000		9,386,000
Clearing fees, including floor brokerage	819,000	511,000		1,330,000
Professional fees	1,265,000	0		1,265,000
Advertising and promotion	61,000	0		61,000
Interest expense	0	129,000		129,000
Communications	192,000	1,127,000		1,319,000
Occupancy	306,000	845,000		1,151,000
Other general and administrative	1,020,000	2,221,000		3,241,000
	6,732,000	11,150,000		17,882,000

Net Income	1,425,000	863,000		2,288,000

Basic and diluted	$.06			$.09

Basic and diluted	22,085,126			27,157,188
D-3

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDING DECEMBER 31, 2016

	Siebert Financial	Target	Pro-Forma	Pro-Forma
	Corp.	Business	Adjustments	Balance
Revenues:
Commissions and fees	$8,294,000	3,886,000		12,180,000
Investment banking	46,000	0		46,000
Trading profits	921,000	9,241,000		10,162,000
Interest and dividends	551,000	1,444,000		1,995,000
Other income	0	620,000		620,000
	9,812,000	15,191,000		25,003,000

Expenses:
Employee compensation and benefits	4,883,000	8,859,000		13,742,000
Clearing fees, including floor brokerage	866,000	632,000		1,498,000
Professional fees	3,458,000	0		3,458,000
Professional fees and other expenses
Related to change in control	2,206,000	0		2,206,000
Loss related to arbitration settlement	825,000	0		825,000
Advertising and promotion	258,000	0		258,000
Interest	0	145,000		145,000
Communications	462,000	1,238,000		1,700,000
Occupancy	746,000	1,005,000		1,751,000
Other general and administrative	1,686,000	2,696,000		4,382,000
	15,390,000	14,575,000		29,965,000

Net Income (loss)	(5,578,000)	616,000		(4,962,000)

Basic and diluted	$(.25)			$(.18)

Basic and diluted	22,085,126			27,157,188
D-4

FOOTNOTES TO PROFORMA FINANCIAL STATEMENTS

1.	Basis of Presentation

The pro forma consolidated balance sheet as of September 30, 2017 and December 31, 2016 and the consolidated statement of operations for the nine month ended September 30, 2017 and year ended December 31, 2016 were derived from and should be read in conjunction with the Annual Report on Form 10-K of Siebert Financial Corp. (“Siebert”) for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q of Siebert for the nine months ended September 30, 2017. The audited financial statements for the assets (the “Assets”) acquired from StockCross Financial Services Inc. (“StockCross”) for the year end December 31, 2017 and the Balance Sheet as of December 31, 2016. The interim financial statements for the Assets acquired from StockCross for the nine months ended September 30, 2017 and the Balance Sheet as of September 30, 2017 are unaudited.

The unaudited pro forma financial information included herein is for informational purposes only and does not purport to present what our results would have been had these transaction actually occurred on the dates presented or to project our results of operation or financial position for any future period.

Pursuant to the Asset Purchase Agreement dated June 26, 2017 by and among Siebert, Muriel Siebert & Co., Inc., Siebert’s ’s wholly-owned subsidiary (“MSCO”) and StockCross, the purchase price for the Assets acquired (the “Acquisition”) was $19,983,924 paid by Siebert issuing and delivering to StockCross 5,072,062 shares of its restricted common stock with such shares valued at $3.94 per share (the weighted average closing price of Siebert’s shares as reported on the NASDAQ market for the fifteen day period prior to the Letter of Intent between the parties dated May 3, 2017).  The 5,072,062 shares bear a two year restrictive legend.  The acquisition of the Assets closed in the fourth quarter of 2017.

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